                                                                   EXHIBIT 10.30

                            CO-MARKETING AGREEMENT
                            ----------------------

          This Co-Marketing Agreement ("Agreement") is made and entered into June ___, 1998 ("Effective Date"), by and between GeoCities, a California corporation located at 1918 Main Street, 3rd Floor, Santa Monica, California 90405-1030 ("GeoCities") and E*TRADE Group, Inc., a Delaware corporation located at Four Embarcadero Place, 2400 Geng Road, Palo Alto, CA 94303 ("E*TRADE").

          1.   Definitions.
               -----------

               a. "E*TRADE Services" means E*TRADE's electronic brokerage services and related products available at the E*TRADE Site.

               b. "E*TRADE Site" means E*TRADE's web site located at //http://www.etrade.com// (or any replacement or successor address).

               c. "GeoCities Services" means GeoCities' on-line Internet content and information services and related products available through the GeoCities Site.

               d. "GeoCities Site" means GeoCities' web site located at //http://www.geocities.com// (or any replacement or successor address) and all third party co-branded or mirrored addresses or sites thereof.

          2.   Co-Marketing Obligations.
               ------------------------

               a.  Scope. The parties shall undertake and perform the
                   -----
obligations for the marketing and promotion of the GeoCities Services along with the E*TRADE Services on the GeoCities Site, to the extent specified in Exhibit A attached hereto. All such promotional activity shall be subject to the prior approval of both parties, such approval not to be unreasonably withheld.

               b.  Restrictions. Other than by engaging in the activities
                   ------------
described in Section 2.a above and Exhibit A, GeoCities and its employees will not (i) describe E*TRADE's brokerage services (other than disseminating or posting promotional or advertising materials approved in each case by E*TRADE pursuant to Section 3 below); (ii) recommend or endorse specific securities (other than by disseminating publications or information prepared by third parties that are responsible for such content); (iii) become involved in the financial services offered by E*TRADE, including, without limitation, by: (A) opening, maintaining, administering, or closing customer brokerage accounts with E*TRADE; (B) soliciting, processing, or facilitating securities transactions relating to customer brokerage accounts with E*TRADE; (C) extending credit to any customer for the purpose of purchasing securities through, or carrying securities with, E*TRADE; (D) answering E*TRADE customer inquiries or engaging in negotiations involving brokerage accounts or securities transactions; (E) accepting customer securities orders, selecting among broker-dealers or routing orders to markets for E*TRADE execution; (F) handling funds or securities of E*TRADE customers, or effecting clearance or settlement of customer securities trades; or (G) resolving or attempting to resolve any problems, discrepancies, or disputes involving E*TRADE customer accounts or related transactions. GeoCities acknowledges that engaging in any of the above activities may subject GeoCities to broker-dealer registration requirements under the Securities Exchange Act of 1934 and applicable state law.

          3.   Licensed Marks.
               --------------

               a.  License to E*TRADE Marks. Subject to all the terms and
                   ------------------------
conditions of this Agreement, E*TRADE hereby grants GeoCities a nonexclusive, non-transferable, non-sublicensable license to use the E*TRADE Marks solely on the GeoCities Site and solely in connection with the marketing and promotion of the GeoCities Services and the E*TRADE Services. "E*TRADE Marks" shall mean solely the E*TRADE name and logo specified in Exhibit B hereto; provided, however, that E*TRADE, in its sole discretion from time to time, may change the appearance and/or style of the E*TRADE Marks or add or subtract from the list in Exhibit B, provided that, unless required earlier by a court order or to avoid potential infringement liability, GeoCities shall have fourteen (14) days' notice to implement any such changes. GeoCities hereby acknowledges and agrees that (i) the E*TRADE Marks are owned solely and exclusively by E*TRADE, (ii) except as set forth herein, GeoCities has no rights, title or interest in or to the E*TRADE Marks and (iii) all use of the E*TRADE Marks by GeoCities shall inure to the benefit of E*TRADE. GeoCities agrees not to apply for registration of the E*TRADE Marks (or any mark confusingly similar thereto) anywhere in the world. GeoCities agrees that it shall not engage, participate or otherwise become involved in any activity or course of action that diminishes and/or tarnishes the image and/or reputation of any E*TRADE Mark.

               b.  Use and Display of E*TRADE Marks. GeoCities acknowledges and
                   --------------------------------
agrees that the presentation and image of the E*TRADE Marks should be uniform and consistent with respect to all services, activities and products associated with the E*TRADE Marks. Accordingly, GeoCities agrees to use the E*TRADE Marks solely in the manner which E*TRADE shall specify from time to time in E*TRADE's sole discretion. All usage by GeoCities of the E*TRADE Marks shall include the registered trademark symbol and shall be in the following form, as appropriate:
[E*TRADE Mark](R). All literature and materials printed, distributed or electronically transmitted by GeoCities and containing the E*TRADE Marks shall include the following notice:

                   [E*TRADE Mark] is a registered trademark of E*TRADE Group, Inc.

          4.   Payment; Reports; Audit Rights.
               ------------------------------

               a.  Payment and Reports.  Subject to the terms and conditions
                   -------------------
of this Agreement, all payments made under this agreement shall made in accordance with terms specified in Exhibit C attached hereto.

               b.  Audit Rights.  All records relating to payment obligations
                   ------------
hereunder, and inspection and audits thereof, shall be kept and made available in accordance with terms specified in Exhibit C.

          5.   Ownership.  Each party or their respective licensors and third
               ---------
party information and content providers retain all rights, title and interest in and to all of the information, content, data, designs, materials and all copyrights, patent rights trademark rights and other proprietary rights thereto provided by it pursuant to this Agreement. Except as expressly provided herein, no other right or license with respect to any copyrights, patent rights, trademark rights or other proprietary rights is granted under this Agreement. All rights not expressly granted hereunder by a party are expressly reserved to such party and its licensors and information and content providers.

          6.   Term and Termination.
               --------------------

               a. This Agreement shall commence on the Effective Date and shall remain in full force and effect (unless terminated earlier as provided below) for an initial term of one (1) year which shall be renewable for additional one (1) year periods upon mutual agreement of the parties as to the terms of renewal. E*TRADE shall have the right to terminate this Agreement for any reason at any time after six (6) months after the Effective Date, upon sixty
(60) days' notice to GeoCities.

               b. This Agreement may be terminated by a party for cause immediately by written notice upon the occurrence of any of the following events:

                   i) If the other ceases to do business, or otherwise terminates its business operations, except as a result of an assignment permitted under Section 13.a below; or

                   ii) If the other shall fail to promptly secure or renew any license, registration, permit, authorization or approval for the conduct of its business in the manner contemplated by this Agreement or if any such license, registration, permit, authorization or approval is revoked or suspended and not reinstated within sixty (60) days; or

                   iii) If the other materially breaches any material provision of this Agreement and fails to cure substantially such breach within thirty (30) days of written notice describing the breach; or

                   iv) Effective immediately and without notice if the other becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against the other (and not dismissed within ninety
(90) days).

               c.  Survival.  Sections 4.b and 5 through and including 13,
                   --------
any accrued payment obligations and, except as otherwise expressly provided herein, any right of action for breach of this Agreement prior to termination shall survive any termination of this Agreement. Furthermore, upon termination or expiration of this Agreement, the licenses and obligations in Sections 2 and 3 shall cease.

          7.  Warranty Disclaimer.  NEITHER PARTY MAKES ANY WARRANTIES TO ANY
              -------------------
PERSON OR ENTITY WITH RESPECT TO ANY INFORMATION, CONTENT OR OTHER MATERIALS PROVIDED OR MADE AVAILABLE BY IT HEREUNDER AND DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION

WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

          8.   Indemnification.  Each party (the "Indemnitor") shall defend or
               ---------------
settle at its expense a claim or suit against the other party (the "Indemnitee"), its sublicensees, distributors, and end users arising out of or in connection with an assertion that the information, content or other materials or services provided or made available by the Indemnitor or the use thereof as specifically authorized by the Indemnitor, infringe any patent, copyright or trademark rights of any third party, or are a misappropriation of any third party's trade secret, or contain any libelous, defamatory, disparaging, pornographic or obscene materials. The Indemnitor shall indemnify and hold harmless the Indemnitee against and from damages, costs, and attorneys' fees, if any, incurred in defending and/or resolving such claim or suit; provided that
(a) the Indemnitor is promptly notified in writing of such claim or suit, (b) the Indemnitor shall have the sole control of the defense and/or settlement thereof, (c) the Indemnitee furnishes to the Indemnitor, on request, information available to the Indemnitee for such defense, and (d) the Indemnitee cooperates in any defense and/or settlement thereof as long as the Indemnitor pays all of the Indemnitee's reasonable out of pocket expenses and attorneys' fees. The Indemnitee shall not admit any such claim without prior consent of the Indemnitor and the Indemnitor shall not enter into any settlement or compromise which would require the Indemnitee to make any payment or bear any obligation other than those set forth herein without the Indemnitee's prior written consent.

          9.   Limited Liability.  EXCEPT AS OTHERWISE PROVIDED BELOW, AND
               -----------------
NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY SHALL BE LIABLE OR OBLIGATED UNDER ANY SECTION OF THIS AGREEMENT OR UNDER CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS OR COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES OR FOR ANY AMOUNT IN EXCESS OF THE AMOUNTS IN AGGREGATE PAID TO IT (IN THE CASE OF GEOCITIES) OR (IN THE CASE OF E*TRADE) PAID OR OWED BY IT HEREUNDER DURING THE TWELVE (12) MONTH PERIOD PRIOR TO THE DATE THE CLAIM OR CAUSE OF ACTION GIVING RISE TO SUCH LIABILITY AROSE. THE LIMITATIONS IN THIS SECTION 9 SHALL NOT APPLY TO ANY BREACH OF SECTION 10 OR TO EITHER PARTY'S OBLIGATIONS OF INDEMNITY UNDER SECTION 8.

          10.  Confidential Information.
               ------------------------

               a. Each party ("Receiving Party") agrees to keep confidential and not disclose or use except in performance of its obligations under this Agreement, confidential or proprietary information related to the other party's ("Disclosing Party") technology or business that the Receiving Party learns in connection with this Agreement and any other information received from the other, including without limitation, to the extent previously, currently or subsequently disclosed to the Receiving Party hereunder or otherwise: information relating to products or technology of the Disclosing Party or the properties, composition, structure, use or processing thereof, or systems therefor, or to the Disclosing Party's business (including, without limitation, computer programs, code, algorithms, schematics, data, know-how, processes, ideas, inventions (whether patentable or not), names and expertise of employees and consultants, all information relating to customers and customer transactions and other technical, business, financial, customer and product development plans, forecasts, strategies and information), all of the foregoing, "Confidential Information"). Neither party shall disclose the terms of this Agreement to any third party without the prior written consent of the other party. Each party shall use reasonable precautions to protect the other's Confidential Information and employ at least those precautions that such party employs to protect its own confidential or proprietary information. "Confidential Information" shall not include information the Receiving Party can document (a) is in or (through no improper action or inaction by the Receiving Party or any affiliate, agent or employee) enters the public domain (and is readily available without substantial effort), or (b) was rightfully in its possession or known by it prior to receipt from the Disclosing Party, or (c) was rightfully disclosed to it by another person without restriction, or (d) was independently developed by it by persons without access to such information and without use of any Confidential Information of the Disclosing Party. Each party, with prior written notice to the Disclosing Party, may disclose such Confidential Information to the minimum extent possible that is required to be disclosed to a governmental entity or agency in connection with seeking any governmental or regulatory approval, or pursuant to the lawful requirement or request of a governmental entity or agency, provided that reasonable measures are taken to guard against further disclosure, including without limitation, seeking appropriate confidential treatment or a protective order, or assisting the other party to do so.

               b. The Receiving Party acknowledges and agrees that due to the unique nature of the Disclosing Party's Confidential Information, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow the Receiving Party or third parties to unfairly compete with the Disclosing Party resulting in irreparable harm to the Disclosing Party, and therefore, that upon any such breach or any threat thereof, the Disclosing Party shall be entitled to seek appropriate equitable relief in addition to whatever remedies it might have at law and to be indemnified by the Receiving Party from any loss or harm, including, without limitation, lost profits and attorney's fees, in connection with any breach or enforcement of the Receiving Party's obligations hereunder or the unauthorized use or release of any such Confidential Information. The Receiving Party will notify the Disclosing Party in writing immediately upon the occurrence of any such unauthorized release or other breach. Any breach of this Section 10 will constitute a material breach of this Agreement.

          11.  Relationship of Parties.  The parties hereto expressly understand
               -----------------------
and agree that each party is an independent contractor in the performance of each and every part of this Agreement, is solely responsible for all of its employees and agents and its labor costs and expenses arising in connection therewith. Neither party nor its agents or employees are the representatives of the other party for any purpose and neither party has the power or authority as agent, employee or any other capacity to represent, act for, bind or otherwise create or assume any obligation on behalf of the other party for any purpose whatsoever.

          12.  Notices.  Notices under this Agreement shall be sufficient only
               -------
if personally delivered, delivered by a major commercial rapid delivery courier service or mailed, postage or charges prepaid, by certified or registered mail, return receipt requested to a party at its addresses set forth on the first page above or as amended by notice pursuant to this Section. If not received sooner, notice by mail shall be deemed received five (5) days after deposit in the U.S. mails.

          13.  Miscellaneous.
               -------------

               a.  Prohibition Against Assignment.  Neither this Agreement
                   ------------------------------
nor any rights, licenses or obligations hereunder, may be assigned by either party without the prior written approval of the non-assigning party. Notwithstanding the foregoing, either party may assign this Agreement to any acquiror of all or of substantially all of such party's equity securities, assets or business relating to the subject matter of this Agreement. Any attempted assignment in violation of this Section will be void and without effect. Subject to the foregoing, this Agreement will benefit and bind the parties' successors and assigns.

               b.  Applicable Law; Attorneys' Fees.  This Agreement shall be
                   -------------------------------
governed by and construed in accordance with the laws of the State of California without reference to conflict of law principles thereof. In any action to enforce this Agreement the prevailing party will be entitled to costs and attorneys' fees.

               c.  Entire Agreement.  This Agreement constitutes the entire
                   ----------------
agreement between the parties with respect to the subject matter hereof and supersedes all prior discussions, documents, agreements and prior course of dealing, and shall not be effective until signed by both parties.

               d.  Amendment and Waiver.  Except as otherwise expressly
                   --------------------
provided herein, any provision of this Agreement may be amended or modified and the observance of any provision of this Agreement may be waived (either generally or any particular instance and either retroactively or prospectively) only with the written consent of the parties. The failure of either party to enforce its rights under this Agreement at any time for any period shall not be construed as a waiver of such rights.

               e.  Severability.  In the event that any of the provisions of
                   ------------
this Agreement shall be held by a court or other tribunal of competent jurisdiction to be unenforceable, such provisions shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

               f.  Publicity.  Any press releases in connection with this
                   ---------
Agreement shall be subject to the prior written mutual approval of the parties.

               g.  Counterparts. This Agreement may be executed in counterparts,
                   ------------
each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

               h.  Third Party Beneficiaries.  E*TRADE's third party licensors
                   -------------------------
and information providers are intended beneficiaries of this Agreement.

               i.  Headings.  Headings and captions are for convenience only
                   --------
and are not to be used in the interpretation of this Agreement.

               j.  Force Majeure.  A party shall not be liable for
                   -------------
nonperformance or delay in performance (other than of obligations regarding payment of money or confidentiality) caused by any event reasonably beyond the control of such party including, but not limited to wars, hostilities, revolutions, riots, civil commotion, national emergency, strikes, lock-outs, unavailability of supplies, epidemics, fire, flood, earthquake, force of nature, explosion, embargo, or any other Act of God, or any law, proclamation, regulation, ordinance, or other act or order of any court, government or governmental agency.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date. All signed copies of this Agreement shall be deemed originals.

                                              GEOCITIES

                                              By: /s/ Michael Barrett

                                              Name: Michael Barrett
                                              Title: VP Sales

                                              E*TRADE GROUP, INC.

                                              By: /s/ E*TRADE
                                              Title: SVP.